EXHIBIT 32.1

National Rural Utilities Cooperative Finance Corporation
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

1.	I am the Chief Executive Officer of National Rural Utilities Cooperative Finance Corporation ("CFC").

2.	To the best of my knowledge:

(A)

The Rural Electric Cooperative Grantor Trust (KEPCO) Series 1997's March 31, 2003 Form 10-K filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

	(B)	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Rural Electric Cooperative Grantor Trust (KEPCO) Series 1997.

Dated: March 29, 2004

By:	/s/ SHELDON C. PETERSEN
Sheldon C. Petersen
Chief Executive Officer